SECOND AMENDMENT TO LEASE

     THIS SECOND AMENDMENT TO LEASE ("First Amendment") entered into effective the ______ day of _______________, 2001, by and between FORT PIERCE PROPERTIES, LLC ("Landlord") and PRO TECH COMMUNICATIONS, INC. ("Tenant").

                                   WITNESSETH

     WHEREAS, Landlord and Tenant entered into that certain Office Lease dated October 17, 2000 for the rental of approximately 12,947 square feet of space located in Ft. Pierce, Florida in a development known as Orange Blossom Town Center (the "Town Center"); and

     WHEREAS, Landlord and Tenant entered into a First Amendment to Lease dated ____________, 2001 (The Lease dated October 17, 2000, and the First Amendment To Lease dated ___________________ hereinafter referred to as the "Lease").

     NOW, THEREFORE, for and in consideration of the sum off Ten Dollars ($10.00) and other good and valuable considerations, the Landlord and Tenant hereby agree to amend the Lease as follows:

     1. Section 2 entitled "Term" of the Lease is hereby amended by deleting all of Section 2 and substituting the following in lieu thereof:

          "2. Term. The term of this Lease (the "Term") shall be Five (5) years commencing on March 1, 2001 (the "Commencement Date") and, unless sooner terminated as provided herein, ending on the last day of the month of February, 2006."

     2. Section 3(a) entitled Minimum Rent is hereby amended by substituting the following schedule:

                       TERM          RATE/SF   MONTHLY RENT  ANNUAL RENT
               03/01/01 - 08/31/01   $5.00/sf  $5,394.58     $64,735.00
               09/01/01 - 02/28/02   $6.00/sf  $6,473.50     $77,682.00
               03/01/02 - 02/28/03   $6.50/sf  $7,012.95     $84,155.50
               03/01/03 - 02/29/04   $7.00/sf  $7,552.41     $90,629.00
               03/01/04 - 02/28/05   $7.25/sf  $7,822.15     $93,865.75
               03/01/05 - 02/28/06   $7.50/sf  $8,091.87     $97,102.50


     3. Except as modified herein, all other terms, covenants and conditions of the Lease shall remain the same.

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     IN WITNESS WHEREOF, Landlord and Tenant have executed this SECOND AMENDMENT the day and year first above written in the present of the undersigned witnesses.



Witness To Landlord:                            LANDLORD:

                                          FORT PIERCE PROPERTIES, LLC

_____________________________             By:   ________________________
                                                M. Gerard Chauvin
_____________________________             Its:  Vice President





Witness To Tenant:                              TENANT:

                                          PRO TECH COMMUNICATIONS, INC.
-----------------------------


_____________________________             By:   ___________________________

                                          Its:  ___________________________